Goldman Sachs Trust

Goldman Sachs Domestic Equity Funds

Class A Shares of

Goldman Sachs Small/Mid Cap Growth Fund

Supplement dated June 29, 2007 to the Prospectus dated December 29, 2006

     Effective immediately, the Goldman Sachs Domestic Equity Fund Prospectus is amended by this Supplement to reflect that the correct ticker symbol for the Goldman Sachs Small/Mid Cap Growth Fund Class A Shares is GSMAX.

     The Class A Shares’ ticker symbol appearing in the Goldman Sachs Small/Mid Cap Growth Fund’s “Fund Facts” table on page 13 is deleted and replaced with “Class A: GSMAX.”

This Supplement should be retained with your Prospectus

for future reference.

SMDASTK 6-07